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                                                                   Exhibit 10(m)

           ASSIGNMENT AND ASSUMPTION OF AGREEMENT OF SALE AND PURCHASE

                           THIS ASSIGNMENT AND ASSUMPTION OF AGREEMENT OF SALE AND PURCHASE made as of this 9th day of September, 1999 between YORK AVENUE DEVELOPMENT, INC., a New York Corporation, with an office at 1334 York Avenue, New York, New York 10021 (the "Assignor") and SOTHEBY'S, INC., a New York corporation, with offices at 1334 York Avenue, New York, New York 10021 (the "Assignee").

                              W I T N E S S E T H:

                  WHEREAS, Assignor, as purchaser, entered into an Agreement of Sale and Purchase dated as of September 9, 1999 with The Benenson Capital Company, Lawrence A. Benenson and Raymond E. Benenson, as sellers, relating to the purchase of the property at 1334 York Avenue, New York, New York (the "Agreement");

                  NOW, THEREFORE, in consideration of the sum of One ($1.00) Dollar and other good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency whereof is hereby acknowledged by Assignor does hereby sell, assign and transfer unto Assignee all of Assignor's right, title and interest in and to the Agreement, including without limitation, all of the Assignor's right, title and interest in and to any down payment deposited with Seller's attorney in escrow in accordance with the Agreement.

                  Assignee hereby accepts the assignment and assumes all the terms, covenants and conditions of the Agreement on Assignor's part to be performed.


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                  TO HAVE AND TO HOLD unto Assignee, its successors and assigns forever, subject to the terms of the Agreement.

                  IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption of Agreement of Sale and Purchase as of the date set forth above.

                                            ASSIGNOR:
                                            YORK AVENUE DEVELOPMENT, INC.



                                            By: /s/ William F. Ruprecht
                                               ---------------------------
                                                Name: William F. Ruprecht
                                                Title:




                                            ASSIGNEE:
                                            SOTHEBY'S, INC.


                                            By: /s/ William F. Ruprecht
                                               ---------------------------
                                                Name: William F. Ruprecht
                                                Title: